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                                                                   EXHIBIT 10.15

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF ANY SUCH SECURITIES OR ANY INTEREST HEREIN MAY NOT BE ACCOMPLISHED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE BORROWER TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                  SECURED NOTE


Date:               May ___, 1998                City of:  Irvine
Interest Rate:      12% per annum                State of:  California
Due Date:           April 30, 2000

        FOR VALUE RECEIVED, GENERAL AUTOMATION, INC., a Delaware corporation ("Borrower"), promises to pay to the order of GREGORY A. BUSCH and DAVID L. KELIGIAN, as Trustees of THE LENAWEE TRUST U/T/D/ 12/30/92 ("Lenawee"), DITO CAREE LIMITED PARTNERSHIP, a Nevada limited partnership ("Dito Caree"), and FOUR J.M., LLC, a California limited liability company ("Four JM"), or its order or designees (collectively, "Lenders"), at 2532 Dupont Drive, Irvine, California 92612, or at such other place as Lenders may designate in writing, in lawful money of the United States of America, and in immediately available funds, the principal sum of Nine Hundred Thousand Dollars ($900,000.00), or so much thereof as may be advanced and be outstanding, with any accrued interest thereon on the Due Date.

        1.0 DEFINITIONS. As used herein, the following capitalized terms shall have the following meanings:

               1.1 "Borrower" shall mean GENERAL AUTOMATION, INC., a Delaware corporation.



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               1.2 "Deed of Trust" shall mean that certain Deed of Trust of even date herewith granted by the Borrower in favor of the Lenders as security for this Note.

               1.3 "Dito Caree" shall mean Dito Caree Limited Partnership, a Nevada limited partnership.

               1.4 "Due Date" shall mean April 30, 2000, which is the date on which all monetary obligations hereunder are due to Lenders.

               1.5 "Event of Default" shall mean any of those occurrences described in Section 6.0 hereof.

               1.6 "Four J.M" shall mean Four J.M., LLC, a California limited liability company.

               1.7 "Interest Law" shall mean any present or future law of the State of California, the United States of America, or any other jurisdiction that applies to this Note.

               1.8 "Lenawee" shall mean Gregory A. Busch and David L. Keligian as Trustees of the Lenawee Trust U/T/D December 30, 1992.

               1.9 "Lender" shall mean individually, Lenawee, Dito Caree or Four-J.M.

               1.10 "Lenders" shall mean collectively, Lenawee, Dito Caree and Four-J.M.

               1.11 "Lenders' Agent" shall mean T.R. BUSCH REALTY CORPORATION, II, a California corporation, d/b/a/ BUSCH FINANCIAL SERVICES or such successor person or entity appointed by a majority in number of the Lenders in a writing delivered to both Borrower and the other Lenders who have not executed such notice.

               1.12 "Loan" shall mean the principal sum advanced hereunder by the Lenders to the Borrower.



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               1.13 "Maximum Legal Rate of Interest" shall mean the maximum rate of interest that the Lenders may charge the Borrower, and under which the Borrower would have no claim or defense of usury under the Interest Law.

               1.14 "National Bank Deed of Trust" shall mean that certain deed of trust executed by Borrower as trustor in favor of National Bank of Southern California as beneficiary, recorded on November 18, 1994 as instrument number 94-0669148 in the official records of the Orange County Recorder's office.

               1.15 "Note" shall mean this Secured Note executed by Borrower in the original principal amount of Nine Hundred Thousand Dollars ($900,000.00).

               1.16 "Outstanding Principal Balance" shall mean the total amount advanced hereunder by the Lenders less the amount of principal repayments made by or for the Borrower.

               1.17 "Party(ies)" shall mean, either individually or collectively as the context may imply, the Borrower and Lenders.

               1.18 "Person" shall mean an individual, a partnership, a corporation, a limited liability company, a limited liability partnership, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

               1.19 "Property" shall mean the real property commonly known as 17731 Mitchell North, Irvine, California 92614, which property is more fully described in Exhibit "A" to the Deed of Trust.

               1.20 "Warrant" shall mean three separate warrants issued to each of the Lenders' designees in amounts designated by Lenders, representing cumulatively the right of Lenders to acquire at least two thousand (200,000) shares of common stock of the Borrower pursuant to the terms and conditions of the Warrant Agreement.

               1.21 "Warrant Agreement" shall mean that certain Warrant Agreement of even date herewith by and between the Lenders and the Borrower, pursuant to which the Warrant will be issued to the Lenders.



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        2.0 PAYMENTS. All payments due hereunder shall be payable to the
Lenders' Agent at such address as the Lenders' Agent may designate in writing. All payments made by the Borrower to the Lenders' Agent under this Loan shall be deemed paid to the Lenders for all purposes hereunder. Such payments will be paid as follows:

               2.1 Accrual of Interest. Interest at the rate of twelve percent (12%) per annum compounded annually shall accrue on the Outstanding Principal Balance.

               2.2 Interest Computations. All interest computations under this Note shall be computed on the basis of a three hundred sixty (360) day year, actual days elapsed.

               2.3 Payment of Interest. Monthly interest only payments shall be made on the last day of each calendar month until the Due Date commencing with the first payment on May 31, 1998.

               2.4 Balloon Payment. The balance of principal and any accrued and unpaid interest shall be paid as a balloon payment on the Due Date.

               2.5 Default Interest. From and after the occurrence of an Event of Default which is not cured within the applicable cure period, all outstanding amounts under this Note shall, until paid in full, bear interest at an increased rate of interest equal to the lesser of: (i) sixteen percent (16%) per annum, or
(ii) the Maximum Legal Rate of Interest.

               2.6 Application of Payments. Each payment made on this Note shall first (1st) be applied to costs, late charges and such other fees owing hereunder, second (2nd) to the payment of any accrued interest, and third (3rd) to the payment of principal.

               2.7 Failure to Perform. Upon the occurrence of an Event of Default which is not cured within the applicable cure period, the entire Outstanding Principal Balance and all accrued and unpaid interest t will at once become due and payable, without notice, at the Lender's sole option. Failure to exercise such option will not constitute a waiver of the Lenders' right to exercise it for any subsequent default.



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        3.0 PREPAYMENT. The Borrower shall have the right at any time to prepay the entire indebtedness evidenced hereby and shall have the further right to make partial prepayments hereunder at any time, in the Borrower's sole discretion.

        4.0 USURY. It is the intention of the Borrower and Lenders to conform strictly to the Interest Law applicable to this loan transaction. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof, any charges or consideration constituting interest under the Interest Law that is taken, reserved, contracted for, charged, or received by the Lenders shall not exceed the Maximum Legal Rate of Interest applicable to this Note. If any excess interest in such respect is provided for in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, the provisions of this paragraph shall govern and control.

               4.1 Heirs and Assigns. Neither the Borrower nor the Borrower's heirs, legal representatives, successors, or assigns shall be obligated to pay interest in excess of the Maximum Legal Rate of Interest applicable to this loan transaction.

               4.2 Excess Interest. Any excess interest shall be deemed cancelled automatically and if theretofore already paid, shall be credited on this Note by the Lenders. If this Note has been paid in full, any excess interest theretofore already paid shall be refunded to the Borrower.

               4.3 Maximum Interest. The effective rate of interest shall be automatically subject to reduction to the Maximum Legal Rate of Interest allowed under the Interest Law, as now or hereafter construed by courts of appropriate jurisdiction. To the extent permitted by the Interest Law, all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of the indebtedness evidenced hereby shall be amortized, prorated, allocated, and spread throughout the full term of this Note.

        5.0 SECURITY.

               5.1 Property/Grant of Security Interest. This Note is secured by the Deed of Trust in favor of Lenders encumbering the Property.

               5.2 Due on Sale Clause. The Deed of Trust contains a due on sale clause that provides if the Property, or any part or interest is sold, conveyed, assigned, or transferred, or if the Borrower agrees to sell, convey, assign, or



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transfer the Property by operation of law or otherwise, all obligations secured by this instrument, regardless of the maturity dates, at the Lenders' option and without demand or notice, will immediately become due and payable. The Lenders' failure to exercise such option will not constitute waiver of the Lenders' right to exercise it in the event of a subsequent sale, conveyance, assignment, or transfer.

        6.0 EVENTS OF DEFAULT AND REMEDIES.

               6.1 The occurrence of any of the following shall constitute an "Event of Default" under this Note:

                         (a) Failure to Pay. The failure to pay any principal,
interest, fees, or other charges due under this Note or any of the Loan Documents within ten (10) days of when due.

                         (b) Bankruptcy. The filing of a petition by or against
the Borrower, under any provisions of the Bankruptcy Code, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization, or other relief for debtors; the appointment of a receiver, trustee, custodian, or liquidator of or for any part of the assets or property of Borrower that are material to the operations of Borrower; or Borrower becoming insolvent, making a general assignment for the benefit of creditors or generally not paying its debts as they become due; provided, however, that with respect to any such action which is taken by any Person other than the Company without the cooperation or acquiescence of the Company, the same shall not be deemed to be an Event of Default unless such action shall have remained uncured for a period of at least forty-five (45) days.

                         (c) Dissolution. The dissolution or liquidation of the
Borrower.

                         (d) Financial Information. Any financial statement or
tax return provided by the Borrower to Lenders proves false.

                         (e) Sale or Transfer of Assets. Any sale or transfer of
all or a substantial or material part of the assets of the Borrower other than in the ordinary course of business.



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                         (f) Breach. Borrower shall have failed to perform any
term, covenant, condition or obligation under this Note, the Deed of Trust or any of the other Loan Documents, except those requiring the payment of money, and Borrower shall have failed to cure such breach within thirty (30) days after written notice from Lender specifying the nature of such breach, provided that where such failure or breach reasonably could not be cured within said thirty
(30) day period, Borrower shall not be in default if Borrower commences to cure the default or breach within the thirty (30) day period and thereafter continues to make diligent and reasonable efforts to cure such breach and complete such cures as soon as practicable.

                         (g) Breach of National Bank Deed of Trust. Any
violation or breach of any provision of the National Bank Deed of Trust that leads to acceleration of the indebtedness secured thereby.

               6.2 Remedies. Upon the occurrence of any Event of Default, Lenders, at Lenders' option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are hereby expressly waived by the Borrower, and the obligation, if any, of the Lenders to extend any further credit hereunder shall immediately cease and terminate.

               6.3 Costs. The Borrower shall pay to Lenders immediately upon demand the full amount of all payments, advances, charges, costs, and expenses, including reasonable professionals' fees (to include outside counsel fees and all allocated costs of the Lenders' in-house counsel), incurred by the Lenders in connection with the enforcement of the Lenders' rights and/or the collection of any amounts that become due to the Lenders under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, and including any of the foregoing incurred in connection with any bankruptcy proceeding relating to the Borrower.

        7.0 MISCELLANEOUS.

               7.1 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted hereunder or by law shall be validly given or made only if in writing and delivered in person or by independent courier service to the other Party at the address(es) below, or deposited in the United States mail, duly certified or registered (return receipt requested), postage prepaid, and addressed to the Party for whom intended, as follows:



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               Borrower:         General Automation, Inc.
                                 a Delaware corporation
                                 Attn:  Richard Nance
                                 17731 Mitchell North
                                 Irvine, California 92614
                                 Telephone: (949) 250-4800
                                 Facsimile:  (949) 752-6772


               Lenders: T. R. Busch Realty Corporation II d/b/a Busch Financial Services
                                 Attn:  Timothy R. Busch
                                 2532 Dupont Drive
                                 Irvine, California 92612
                                 Telephone:  (949) 474-7368
                                 Facsimile:  (949) 474-7732

               Notice may also be given by facsimile transmission to any Party at the respective fax number given above, marked "RUSH - PLEASE DELIVER IMMEDIATELY", provided receipt of such transmission shall be confirmed telephonically. Any party may from time to time, by written notice to the other as provided above, designate a different address that shall be substituted for that specified above. If any notice or other document is sent by mail as aforesaid, the same shall be deemed served or delivered forty-eight (48) hours after mailing thereof as above specified. Notice by any other method shall be deemed served or delivered upon actual receipt at the address or fax number listed above.

               7.2 No Waiver. No delay, failure, or discontinuance of Lenders in exercising any right, power, or remedy under this Note or the Deed of Trust shall affect or operate as a waiver of such right, power, or remedy; nor shall any single or partial exercise of any such right, power, or remedy preclude, waive, or otherwise affect any other or further exercise thereof or the exercise of any other right, power, or remedy. Any waiver, permit, consent, or approval of any kind by the Lenders of any breach or default must be in writing and shall be effective only to the extent set forth in such writing.

               7.3 No Demand Required. Borrower hereby (other than as expressly provided in this Note) waives presentment for payment, demand, protest, notice of non-payment or dishonor, and of protest, and any and all other



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notices and demands whatsoever, and agrees to remain bound until the principal and interest due hereunder are paid in full.

               7.4 Cumulative Remedies. No right, power, or remedy given Lenders by the terms of this Note, or by any other instrument now or hereafter securing this Note, is intended to be exclusive of any other right, power, or remedy. Each and every right, power, or remedy shall be cumulative in addition to every other right, power, or remedy given Lenders against Borrower by the terms of any instrument, any statute, or otherwise.

               7.5 Severability. If any part, clause, or condition of this Note is held to be partially or wholly invalid, unenforceable, or inoperative for any reason whatsoever, such shall not affect any other provision or portion hereof, which shall continue to be effective as though such invalid, inoperative, or unenforceable part, clause, or condition had not been made.

               7.6 Transferability. The transfer of this Note or any interest therein by any Lender is subject to the restrictions contained in the legend which is set forth on the first page of this Note.

               7.7 Governing Law. This Note is made and delivered in the City of Irvine, County of Orange, State of California, and shall be construed in accordance with and governed by the laws of the State of California.

               7.8 Facsimile Signatures. For purposes hereof, delivery of written evidence of execution by electronic facsimile shall be deemed to be an original signature for all purposes and evidence of execution by the Party who has transmitted such signature via facsimile.

               7.9 Waiver of Jury. Borrower hereby waives the right to a trial by jury in any action or proceeding based upon or related to, the subject matter of this Note. This waiver is knowingly, intentionally and voluntarily made by Borrower and Borrower acknowledges that Lenders have not made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Borrower further acknowledges that Borrower has been represented (or has had the opportunity to be represented) in the signing of this Note and in the making of this waiver by its legal counsel selected by Borrower, and that Borrower has had the opportunity to discuss this waiver with counsel.



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               7.10 Waivers, Amendments and Consents. Any consent, approval or waiver of the Lenders pertaining to this Note shall be binding on all of the Lenders if such consent, approval or waiver is given in writing by a majority in number of the Lenders. Similarly, the obligations of the Borrower and the rights of the Lenders under this Note may be amended, if such amendment is set forth in writing and is signed by a majority in number of the Lenders, and such amendment shall be binding on all of the Lenders. A copy of any consent, approval, waiver or amendment executed pursuant to this Section by less than all of the Lenders shall be promptly sent to each Lender who has not signed the same.

        IN WITNESS WHEREOF, the Borrower has executed this Note as of the date and year first above written.

                                    GENERAL AUTOMATION, INC.,
                                    A Delaware corporation


                                    By:     _________________________
                                            RICHARD NANCE
                                    Its:    Chief Financial Officer

                                                   "BORROWER"


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